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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):


                               December 13, 2000

                        NEWPORT NEWS SHIPBUILDING INC.
            (Exact name of registrant as specified in its charter)

               Delaware                 1-12385              74-1541566
    (State or other jurisdiction      (Commission         (I.R.S. Employer
          of incorporation)           File Number)        Identification No.)

                4101 Washington Avenue, Newport News, VA 23607
             (Address of principal executive offices)  (zip code)

                                (757)  380-2000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

          Newport News Shipbuilding (NYSE:NNS) announced on December 13, 2000, the appointments of Irwin F. Edenzon and Stephen C. Hassell to positions of Vice President. Edenzon will serve as Vice President, Technology Development and Carrier Fleet Support. Hassell is appointed to Vice President and Chief Information Officer. The appointments are effective immediately.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1                   Press Release


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                        NEWPORT NEWS SHIPBUILDING INC.

Date: December 14, 2000

                                        By: /s/ Stephen B. Clarkson
                                            -----------------------------
                                        Name: Stephen B. Clarkson
                                        Title: Vice President, General Counsel
                                               and Secretary

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                                 Exhibit Index

Exhibit No.                        Description of Exhibit
-----------                        ----------------------

Exhibit 99.1                         Press Release